Table VI: ACQUISITION OF PROPERTIES BY PROGRAM

The following table includes information concerning real property in which 41 prior programs sponsored by Affiliates of the Managing Shareholder of the Trust, Baron Advisors, Inc., have acquired direct or indirect equity or debt interests in the most recent three years. The prior programs have investment objectives similar to those of the Trust in that the programs provided financing in respect of residential properties (and in one case, a retail shopping center) for current income and capital appreciation (other than the mortgage funds).

                      Florida Income Advantage Fund I, Ltd.

Name, location, type of                          Phase III
  property:                                      Forest Glen Apartments
                                                 Daytona Beach, Florida
                                                 Residential Apartment Community

Number of units and total                        26 Units
  square feet of units:                          30,654 total square feet

Date investment made:                            2/94

Principal amount of mortgage
  financing existing at date of
  investment:                                    $625,000

Contract Investment Price (1):                   $846,000

Cash Reserve:                                    $0

Acquisition Fee:                                 $0

Total Investment Cost:                           $846,000



                    Realty Opportunity Income Fund VIII, Ltd.

Name, location, type of                          Phase II
  property:                                      Forest Glen Apartments
                                                 Daytona Beach, Florida
                                                 Residential Apartment Community

Number of units and total                        30 Units
  square feet of units:                          38,802 total square feet

Date investment made:                            3/94

Principal amount of mortgage
  financing existing at date of
  investment:                                    $784,000

Contract Investment Price (1):                   $849,600

Cash Reserve:                                    $0

Acquisition Fee:                                 $0

Total Investment Cost:                           $849,600



--------------------------------------------------------------------------------
Footnote:

(1) Program applied net investment proceeds to acquire record title to property, to provide or acquire subordinated debt secured by property or to redeem limited partnership interests of prior limited partners in limited partnership which owns record title to property or a mortgage debt interest secured by property. For the specific type of investment made, see Table I above and the footnotes thereto.

                 Table VI: ACQUISITION OF PROPERTIES BY PROGRAM
                                   (continued)


                    Florida Income Appreciation Fund I, Ltd.

Name, location, type of                          Phase IV
  property:                                      Forest Glen Apartments
                                                 Daytona Beach, Florida
                                                 Residential Apartment Community

Number of units and total                        8 Units
  square feet of units:                          9,800 total square feet

Date investment made:                            4/94

Principal amount of mortgage
  financing existing at date of
  investment:                                    $173,000

Contract Investment Price (1):                   $184,500

Cash Reserve:                                    $0

Acquisition Fee:                                 $0

Total Investment Cost:                           $184,500


                        Florida Capital Income Fund, Ltd.

Name, location, type of
  property:                                      Eagle Lake Apartments
                                                 Port Orange, Florida
                                                 Residential Apartment Community

Number of units and total                        77 units
  square feet of units:                          45,504 total square feet

Date investment made:                            11/94

Principal amount of mortgage
  financing existing at date of
  investment:                                    $1,443,000

Contract Investment Price (1):                   $656,300

Cash Reserve:                                    $0

Acquisition Fee:                                 $60,000

Total Investment Cost:                           $716,300




--------------------------------------------------------------------------------
Footnote:

(1) Program applied net investment proceeds to acquire record title to property, to provide or acquire subordinated debt secured by property or to redeem limited partnership interests of prior limited partners in limited partnership which owns record title to property or a mortgage debt interest secured by property. For the specific type of investment made, see Table I above and the footnotes thereto.

                 Table VI: ACQUISITION OF PROPERTIES BY PROGRAM
                                   (continued)



                         Tampa Capital Income Fund, Ltd.

Name, location, type of
  property:                                      Lakewood Apartments
                                                 Brandon, Florida
                                                 Residential Apartment Community

Number of units and total                        83 Units
  square feet of units:                          44,928 total square feet

Date investment made:                            12/94

Principal amount of mortgage
  financing existing at date of
  investment:                                    $1,500,000

Contract Investment Price (1):                   $589,500

Cash Reserve:                                    $165,500

Acquisition Fee:                                 $180,000

Total Investment Cost:                           $935,000



                      Florida Capital Income Fund II, Ltd.

Name, location, type of                          Phase I
  property:                                      Forest Glen Apartments
                                                 Daytona Beach, Florida
                                                 Residential Apartment Community

Number of units and total                        52 Units
  square feet of units:                          62,696 total square feet

Date investment made:                            1/95

Principal amount of mortgage
  financing existing at date of
  investment:                                    $1,343,000

Contract Investment Price (1):                   $548,000

Cash Reserve:                                    $199,000

Acquisition Fee:                                 $71,000

Total Investment Cost:                           $818,000




--------------------------------------------------------------------------------
Footnote:

(1) Program applied net investment proceeds to acquire record title to property, to provide or acquire subordinated debt secured by property or to redeem limited partnership interests of prior limited partners in limited partnership which owns record title to property or a mortgage debt interest secured by property. For the specific type of investment made, see Table I above and the footnotes thereto.

                 Table VI: ACQUISITION OF PROPERTIES BY PROGRAM
                                   (continued)


                    Florida Opportunity Income Partners, Ltd.

Name, location, type of
  property:                                      Camellia Court Apartments
                                                 Daytona Beach, Florida
                                                 Residential Apartment Community

Number of units and total                        60 Units
  square feet of units:                          34,848 total square feet

Date investment made:                            3/95

Principal amount of mortgage
  financing existing at date of
  investment:                                    $900,000

Contract Investment Price (1):                   $543,000

Cash Reserve:                                    $143,000

Acquisition Fee:                                 $24,000

Total Investment Cost:                           $710,000



                      Florida Capital Income Fund III, Ltd.

Name, location, type of
  property:                                      Bridgepoint Apartments
                                                 Jacksonville, Florida
                                                 Residential Apartment Community

Number of units and total                        48 Units
  square feet of units:                          27,360 total square feet

Date investment made:                            7/95

Principal amount of mortgage
  financing existing at date of
  investment:                                    $700,000

Contract Investment Price (1):                   $549,000

Cash Reserve:                                    $121,000

Acquisition Fee:                                 $40,000

Total Investment Cost:                           $710,000




--------------------------------------------------------------------------------
Footnote:

(1) Program applied net investment proceeds to acquire record title to property, to provide or acquire subordinated debt secured by property or to redeem limited partnership interests of prior limited partners in limited partnership which owns record title to property or a mortgage debt interest secured by property. For the specific type of investment made, see Table I above and the footnotes thereto.

                 Table VI: ACQUISITION OF PROPERTIES BY PROGRAM
                                   (continued)


                          Florida Tax Credit Fund, Ltd.

Name, location, type of
  property:                                      Spring Glade Apartments
                                                 Tampa, Florida
                                                 Residential Apartment Community

Number of units and total                        78 Units
  square feet of units:                          42,912 total square feet

Date investment made:                            6/95

Principal amount of mortgage
  financing existing at date of
  investment:                                    $564,000

Contract Investment Price (1):                   $546,000

Cash Reserve:                                    $0

Acquisition Fee:                                 $0

Total Investment Cost:                           $546,000



                 Baron First Time Homebuyer Mortgage Fund, Ltd.

Name, location, type of
  property:                                      Pleasant Grove
                                                 Louisville, Kentucky
                                                 Residential Community

Number of units and total                        39 Units
  square feet of units:                          54,600 total square feet

Date investment made:                            1/96

Principal amount of mortgage
  financing existing at date of
  investment:                                    $400,000

Contract Investment Price (1):                   $450,000

Cash Reserve:                                    $0

Acquisition Fee:                                 $0

Total Investment Cost:                           $450,000




--------------------------------------------------------------------------------
Footnote:

(1) Program applied net investment proceeds to acquire record title to property, to provide or acquire subordinated debt secured by property or to redeem limited partnership interests of prior limited partners in limited partnership which owns record title to property or a mortgage debt interest secured by property. For the specific type of investment made, see Table I above and the footnotes thereto.

                 Table VI: ACQUISITION OF PROPERTIES BY PROGRAM
                                   (continued)



                      Florida Capital Income Fund IV, Ltd.

Name, location, type of
  property:                                      Glen Lake Apartments
                                                 St. Petersburg, Florida
                                                 Residential Apartment Community

Number of units and total                        144 Units
  square feet of units:                          79,200 total square feet

Date investment made:                            5/94

Principal amount of mortgage
  financing existing at date of
  investment:                                    $2,812,500

Contract Investment Price (1):                   $1,212,800

Cash Reserve:                                    $305,200

Acquisition Fee:                                 $100,100

Total Investment Cost:                           $1,618,100



                      GSU Stadium Student Apartments, Ltd.

Name, location, type of
  property:                                      Stadium Club Apartments
                                                 Statesboro, Georgia
                                                 Student Residential Apartments

Number of units and total                        60 Units
  square feet of units:                          51,624 total square feet

Date investment made:                            11/95

Principal amount of mortgage
  financing existing at date of
  investment:                                    $1,372,000

Contract Investment Price (1):                   $690,000

Cash Reserve:                                    $100,000

Acquisition Fee:                                 $100,000

Total Investment Cost:                           $890,000




--------------------------------------------------------------------------------
Footnote:

(1) Program applied net investment proceeds to acquire record title to property, to provide or acquire subordinated debt secured by property or to redeem limited partnership interests of prior limited partners in limited partnership which owns record title to property or a mortgage debt interest secured by property. For the specific type of investment made, see Table I above and the footnotes thereto.

                 Table VI: ACQUISITION OF PROPERTIES BY PROGRAM
                                   (continued)



                         Brevard Mortgage Program, Ltd.

Name, location, type of
  property:                                      Meadowdale Apartments
                                                 Melbourne, Florida
                                                 Residential Apartment Community

Number of units and total                        64 Units
  square feet of units:                          39,168 total square feet

Date investment made:                            12/95

Principal amount of mortgage
  financing existing at date of
  investment:                                    $900,000

Contract Investment Price (1):                   $450,000

Cash Reserve:                                    $57,500

Acquisition Fee:                                 $0

Total Investment Cost:                           $507,500



                Baron First Time Homebuyer Mortgage Fund II, Ltd.

Name, location, type of
  property:                                      East Bay Village
                                                 Louisville, Kentucky
                                                 Residential Community

Number of units and total                        54 Units
  square feet of units:                          75,600 total square feet

Date investment made:                            2/96

Principal amount of mortgage
  financing existing at date of
  investment:                                    $450,000

Contract Investment Price (1):                   $455,000

Cash Reserve:                                    $0

Acquisition Fee:                                 $0

Total Investment Cost:                           $455,000



--------------------------------------------------------------------------------
Footnote:

(1) Program applied net investment proceeds to acquire record title to property, to provide or acquire subordinated debt secured by property or to redeem limited partnership interests of prior limited partners in limited partnership which owns record title to property or a mortgage debt interest secured by property. For the specific type of investment made, see Table I above and the footnotes thereto.

                 Table VI: ACQUISITION OF PROPERTIES BY PROGRAM
                                   (continued)



                  Clearwater First Time Homebuyer Program, Ltd.

Name, location, type of
  property:                                      Palm Bay Condominiums
                                                 Seminole, Florida
                                                 Residential Condominium
                                                   Community

Number of units and total                        195 Units
  square feet of units:                          165,750 total square feet

Date investment made:                            3/96

Principal amount of mortgage
  financing existing at date of
  investment:                                    $4,900,000

Contract Investment Price (1):                   $672,500

Cash Reserve:                                    $0

Acquisition Fee:                                 $0

Total Investment Cost:                           $672,500



               Baron First Time Homebuyer Mortgage Fund III, Ltd.

Name, location, type of
  property:                                      Independence Condominiums
                                                 Independence, Kentucky
                                                 Residential Condominium
                                                   Community

Number of units and total                        84 Units
  square feet of units:                          100,800 total square feet

Date investment made:                            5/96

Principal amount of mortgage
  financing existing at date of
  investment:                                    $5,600,000

Contract Investment Price (1):                   $450,000

Cash Reserve:                                    $0

Acquisition Fee:                                 $0

Total Investment Cost:                           $450,000




--------------------------------------------------------------------------------
Footnote:

(1) Program applied net investment proceeds to acquire record title to property, to provide or acquire subordinated debt secured by property or to redeem limited partnership interests of prior limited partners in limited partnership which owns record title to property or a mortgage debt interest secured by property. For the specific type of investment made, see Table I above and the footnotes thereto.

                 Table VI: ACQUISITION OF PROPERTIES BY PROGRAM
                                   (continued)



                Baron First Time Homebuyer Mortgage Fund V, Ltd.

Name, location, type of
  property:                                      Independence Condominiums
                                                 Independence, Kentucky
                                                 Residential Condominium
                                                   Community

Number of units and total                        84 Units
  square feet of units:                          100,800 total square feet

Date investment made:                            1/96

Principal amount of mortgage
  financing existing at date of
  investment:                                    $5,600,000

Contract Investment Price (1):                   $425,000

Cash Reserve:                                    $25,000

Acquisition Fee:                                 $0

Total Investment Cost:                           $450,000



                Baron First Time Homebuyer Mortgage Fund IV, Ltd.

Name, location, type of
  property:                                      Villas at Meadowview
                                                 Louisville, Kentucky
                                                 Residential Community

Number of units and total                        84 Units
  square feet of units:                          88,200 total square feet

Date investment made:                            6/96

Principal amount of mortgage
  financing existing at date of
  investment:                                    $375,000

Contract Investment Price (1):                   $430,000

Cash Reserve:                                    $0

Acquisition Fee:                                 $0

Total Investment Cost:                           $430,000




--------------------------------------------------------------------------------
Footnote:

(1) Program applied net investment proceeds to acquire record title to property, to provide or acquire subordinated debt secured by property or to redeem limited partnership interests of prior limited partners in limited partnership which owns record title to property or a mortgage debt interest secured by property. For the specific type of investment made, see Table I above and the footnotes thereto.

                 Table VI: ACQUISITION OF PROPERTIES BY PROGRAM
                                   (continued)



                       Florida Income Growth Fund V, Ltd.

Name, location, type of
  property:                                      Blossom Corners Apartments
                                                 Orlando, Florida
                                                 Residential Apartment
                                                   Community

Number of units and total                        70 Units
  square feet of units:                          37,728 total square feet

Date investment made:                            4/96

Principal amount of mortgage
  financing existing at date of
  investment:                                    $1,050,000

Contract Investment Price (1):                   $825,500

Cash Reserve:                                    $142,000

Acquisition Fee:                                 $57,500

Total Investment Cost:                           $1,025,000



                Lamplight Court of Bellefontaine Apartments, Ltd.

Name, location, type of
  property:                                      Lamplight Court Apartments
                                                 Bellefontaine, Ohio
                                                 Residential Apartment Community

Number of units and total                        80 Units
  square feet of units:                          46,944 total square feet

Date investment made:                            7/96

Principal amount of mortgage
  financing existing at date of
  investment:                                    $1,400,000

Contract Investment Price (1):                   $580,000

Cash Reserve:                                    $0

Acquisition Fee:                                 $40,000

Total Investment Cost:                           $620,000




--------------------------------------------------------------------------------
Footnote:

(1) Program applied net investment proceeds to acquire record title to property, to provide or acquire subordinated debt secured by property or to redeem limited partnership interests of prior limited partners in limited partnership which owns record title to property or a mortgage debt interest secured by property. For the specific type of investment made, see Table I above and the footnotes thereto.

                 Table VI: ACQUISITION OF PROPERTIES BY PROGRAM
                                   (continued)



                      Baron Strategic Vulture Fund I, Ltd.

Name, location, type of
  property:                                      Curiosity Creek Apartments
                                                 Tampa, Florida
                                                 Residential Apartment Community

Number of units and total                        81 Units
  square feet of units:                          44,064 total square feet

Date investment made:                            10/96

Principal amount of mortgage
  financing existing at date of
  investment:                                    $1,200,000

Contract Investment Price (1):                   $601,000

Cash Reserve:                                    $90,000

Acquisition Fee:                                 $90,000

Total Investment Cost:                           $781,000



                      Baron Strategic Investment Fund, Ltd.

Name, location, type of
  property:                                      Blossom Corners II Apartments
                                                 Orlando, Florida
                                                 Residential Apartment Community

Number of units and total                        68 Units
  square feet of units:                          36,576 total square feet

Date investment made:                            10/96

Principal amount of mortgage
  financing existing at date of
  investment:                                    $1,000,000

Contract Investment Price (1):                   $796,000

Cash Reserve:                                    $120,000

Acquisition Fee:                                 $144,000

Total Investment Cost:                           $1,060,000



--------------------------------------------------------------------------------
Footnote:

(1) Program applied net investment proceeds to acquire record title to property, to provide or acquire subordinated debt secured by property or to redeem limited partnership interests of prior limited partners in limited partnership which owns record title to property or a mortgage debt interest secured by property. For the specific type of investment made, see Table I above and the footnotes thereto.

                 Table VI: ACQUISITION OF PROPERTIES BY PROGRAM
                                   (continued)



                    Baron Strategic Investment Fund II, Ltd.

Name, location, type of
  property:                                      Gaslight Apartments
                                                 Anderson, Indiana
                                                 Residential Apartment Community

Number of units and total                        72 Units
  square feet of units:                          42,720 total square feet

Date investment made:                            11/96

Principal amount of mortgage
  financing existing at date of
  investment:                                    $1,254,307

Contract Investment Price (1):                   $524,000

Cash Reserve:                                    $80,000

Acquisition Fee:                                 $96,000

Total Investment Cost:                           $700,000



                    Baron Strategic Investment Fund VI, Ltd.

Name, location, type of
  property:                                      Pine View Apartments
                                                 Orlando, Florida
                                                 Residential Apartment Community

Number of units and total                        91 Units
  square feet of units:                          Approximately 50,000 total
                                                   square feet

Date investment made:                            10/97

Principal amount of mortgage
  financing existing at date of
  investment:                                    $1,620,000

Contract Investment Price (1):                   $806,000

Cash Reserve:                                    $120,000

Acquisition Fee:                                 $144,000

Total Investment Cost:                           $1,070,000




--------------------------------------------------------------------------------
Footnote:

(1) Program applied net investment proceeds to acquire record title to property, to provide or acquire subordinated debt secured by property or to redeem limited partnership interests of prior limited partners in limited partnership which owns record title to property or a mortgage debt interest secured by property. For the specific type of investment made, see Table I above and the footnotes thereto.

                 Table VI: ACQUISITION OF PROPERTIES BY PROGRAM
                                   (continued)



                         Baron Development Fund IX, Ltd.

Name, location, type of
  property:                                      Glen Oaks
                                                 Louisville, Kentucky
                                                 Single Family Homes

Number of units and total                        320 Units
  square feet of units:                          Development Only

Date investment made:                            1/97

Principal amount of mortgage
  financing existing at date of
  investment:                                    $0

Contract Investment Price (1):                   $678,000

Cash Reserve:                                    $120,000

Acquisition Fee:                                 $120,000

Total Investment Cost:                           $918,000



                  Baron Income Property Mortgage Fund VI, Ltd.

Name, location, type of
  property:                                      Brentwood at Independence
                                                   Apartments Phase I
                                                 Independence, Kentucky
                                                 Residential Apartment Community

Number of units and total                        150 Units
  square feet of units:                          136,500 total square feet

Date investment made:                            8/96

Principal amount of mortgage
  financing existing at date of
  investment:                                    $6,900,000

Contract Investment Price (1):                   $645,000

Cash Reserve:                                    $0

Acquisition Fee:                                 $0

Total Investment Cost:                           $645,000




--------------------------------------------------------------------------------
Footnote:

(1) Program applied net investment proceeds to acquire record title to property, to provide or acquire subordinated debt secured by property or to redeem limited partnership interests of prior limited partners in limited partnership which owns record title to property or a mortgage debt interest secured by property. For the specific type of investment made, see Table I above and the footnotes thereto.

                 Table VI: ACQUISITION OF PROPERTIES BY PROGRAM
                                   (continued)



                    Baron Mortgage Development Fund VII, Ltd.

Name, location, type of
  property:                                      Brentwood at Alexandria
                                                   Apartments Phase I
                                                 Alexandria, Kentucky
                                                 Residential Apartment Community

Number of units and total                        84 Units
  square feet of units:                          76,440 total square feet

Date investment made:                            12/96

Principal amount of mortgage
  financing existing at date of
  investment:                                    $3,875,000

Contract Investment Price (1):                   $585,000

Cash Reserve:                                    $0

Acquisition Fee:                                 $0

Total Investment Cost:                           $585,000



                     Baron Mortgage Development Fund X, Ltd.

Name, location, type of
  property:                                      Townhomes at Aspen Glen
                                                 Cincinnati, Ohio
                                                 Residential Condominium
                                                   Community

Number of units and total                        226 Units
  square feet of units:                          305,100 total square feet

Date investment made:                            12/96

Principal amount of mortgage
  financing existing at date of
  investment:                                    $450,000

Contract Investment Price (1):                   $678,000

Cash Reserve:                                    $0

Acquisition Fee:                                 $0

Total Investment Cost:                           $678,000




--------------------------------------------------------------------------------
Footnote:

(1) Program applied net investment proceeds to acquire record title to property, to provide or acquire subordinated debt secured by property or to redeem limited partnership interests of prior limited partners in limited partnership which owns record title to property or a mortgage debt interest secured by property. For the specific type of investment made, see Table I above and the footnotes thereto.

                 Table VI: ACQUISITION OF PROPERTIES BY PROGRAM
                                   (continued)



                    Baron Mortgaqe Development Fund XI, Ltd.

Name, location, type of
  property:                                      The Villas at Lake Sycamore
                                                 Cincinnati, Ohio
                                                 Residential Condominium
                                                   Community

Number of units and total                        168 Units
  square feet of units:                          226,800 total square feet

Date investment made:                            4/97

Principal amount of mortgage
  financing existing at date of
  investment:                                    $900,000

Contract Investment Price (1):                   $678,000

Cash Reserve:                                    $0

Acquisition Fee:                                 $0

Total Investment Cost:                           $678,000



                   Baron Mortgage Development Fund XVIII, L.P.

Name, location, type of
  property:                                      Brentwood at Independence
                                                   Apartments Phase II
                                                 Independence, Kentucky
                                                 Residential Apartment Community

Number of units and total                        150 Units
  square feet of units:                          136,500 total square feet

Date investment made:                            7/97

Principal amount of mortgage
  financing existing at date of
  investment:                                    $6,900,000

Contract Investment Price (1):                   $668,000

Cash Reserve:                                    $0

Acquisition Fee:                                 $0

Total Investment Cost:                           $668,000




--------------------------------------------------------------------------------
Footnote:

(1) Program applied net investment proceeds to acquire record title to property, to provide or acquire subordinated debt secured by property or to redeem limited partnership interests of prior limited partners in limited partnership which owns record title to property or a mortgage debt interest secured by property. For the specific type of investment made, see Table I above and the footnotes thereto.

                 Table VI: ACQUISITION OF PROPERTIES BY PROGRAM
                                   (continued)



                     Baron Strategic Investment Fund V, Ltd.

Name, location, type of
  property:                            Sunrise I Apartments                Curiosity Creek Apartments
                                       Titusville, Florida                 Tampa, Florida
                                       Residential Apartment               Residential Apartment
                                         Community                         Community

Number of units and total              60 Units                            81 Units
  square feet of units:                36,288 total square feet            43,776 total square feet

Date investment made:                  1/97                                1/97

Principal amount of mortgage
  financing existing at date of
  investment:                          $1,079,582                          $1,300,000

Contract Investment Price (1):         $488,000                            $218,100

Cash Reserve:                          $54,000                             $66,000

Acquisition Fee:                       $54,000                             $66,000

Total Investment Cost:                 $596,000                            $350,100


                    Baron Strategic Investment Fund VII, Ltd.

Name, location, type of
  property:                            Crystal Court I Apartments          Longwood II Apartments      Sunrise II Apartments
                                       Lakeland, Florida                   Cocoa Beach, Florida         Titusville, Florida
                                       Residential Apartment               Residential Apartment       Residential Apartment
                                         Community                           Community                   Community

Number of units and total              72 Units                            36 Units                    37 Units
  square feet of units:                43,776 total square feet            22,176 total square feet    23,040 total square feet

Date investment made:                  4/97                                4/97                        4/97

Principal amount of mortgage
  financing existing at date of
  investment:                          $1,216,741                          $707,784                    $637,654

Contract Investment Price (1):         $42,654                             $314,500                    $392,522

Cash Reserve:                          $89,300                             $53,200                     $47,500

Acquisition Fee:                       $107,160                            $63,840                     $57,000

Total Investment Cost:                 $239,114                            $431,540                    $497,022



--------------------------------------------------------------------------------
Footnote:

(1) Program applied net investment proceeds to acquire record title to property, to provide or acquire subordinated debt secured by property or to redeem limited partnership interests of prior limited partners in limited partnership which owns record title to property or a mortgage debt interest secured by property. For the specific type of investment made, see Table I above and the footnotes thereto.

                 Table VI: ACQUISITION OF PROPERTIES BY PROGRAM
                                   (continued)



                    Baron Mortgage Development Fund XV, Ltd.

Name, location, type of
  property:                                      Brentwood at Alexandria
                                                 Alexandria, Kentucky
                                                 Residential Apartment Community

Number of units and total                        84
  square feet of units:                          81,648 total square feet

Date investment made:                            7/97

Principal amount of mortgage
  financing existing at date of
  investment:                                    $3,875,000

Contract Investment Price (1):                   $575,000

Cash Reserve:                                    $0

Acquisition Fee:                                 $20,000

Total Investment Cost:                           $595,000



                                         Baron Strategic Investment Fund X, Ltd.

Name, location, type of
  property:                                      Heatherwood                    Pine View                     Crystal Court I
                                                 Apartments II                  Apartments                    Apartments
                                                 Kissimmee, Florida             Orlando, Florida              Lakeland, Florida
                                                 Residential Apt.               Residential Apt.              Residential Apt.
                                                 Community                      Community                     Community

Number of units and total                        41 Units                       91 Units                      72 Units
  square feet of units:                          22,176 Sq. Feet                46,656 Sq. Feet               43,776 Sq. Feet

Date investment made:                            10/97                          10/97                         10/97

Principal amount of mortgage
  financing existing at date of
  investment:                                    $710,000                       $1,620,000                    $1,222,000

Contract Investment Price (1):                   $174,000                       $263,000                      $359,000

Cash Reserve:                                    $26,200                        $39,650                       $54,100

Acquisition Fee:                                 $31,477                        $45,578                       $64,944

Total Investment Cost:                           $231,677                       $348,228                      $478,044




--------------------------------------------------------------------------------
Footnote:

(1) Program applied net investment proceeds to acquire record title to property, to provide or acquire subordinated debt secured by property or to redeem limited partnership interests of prior limited partners in limited partnership which owns record title to property or a mortgage debt interest secured by property. For the specific type of investment made, see Table I above and the footnotes thereto.

                 Table VI: ACQUISITION OF PROPERTIES BY PROGRAM
                                   (continued)



                    Baron Mortgage Development Fund XIV, Ltd.

Name, location, type of
  property:                                      The Shoppes of Burlington
                                                 Burlington, Kentucky
                                                 Retail Shopping Center

Number of units and total
  square feet of units:                          97,000 square feet

Date investment made:                            3/98

Principal amount of mortgage
  financing existing at date of
  investment:                                    $3,000,000

Contract Investment Price (1):                   $840,000

Cash Reserve:                                    $0

Acquisition Fee:                                 $0

Total Investment Cost:                           $840,000


                    Baron Strategic Investment Fund IV, Ltd.

Name, location, type of
  property:                                      Country Square Phase I
                                                 Tampa, Florida
                                                 Residential Apartment Community

Number of units and total                        73 units
  square feet of units:                          40,150 square feet

Date investment made:                            1/97

Principal amount of mortgage
  financing existing at date of
  investment:                                    $1,600,000

Contract Investment Price (1):                   $690,000

Cash Reserve:                                    $100,000

Acquisition Fee:                                 $100,000

Total Investment Cost:                           $890,000




--------------------------------------------------------------------------------
Footnote:

(1) Program applied net investment proceeds to acquire record title to property, to provide or acquire subordinated debt secured by property or to redeem limited partnership interests of prior limited partners in limited partnership which owns record title to property or a mortgage debt interest secured by property. For the specific type of investment made, see Table I above and the footnotes thereto.

                 Table VI: ACQUISITION OF PROPERTIES BY PROGRAM
                                   (continued)



                                      Baron Strategic Investment Fund VIII, Ltd.

Name, location, type of
  property:                                      Longwood                       Heatherwood                   The Shoppes
                                                 Apartments I                   Apartments II                 of Burlington
                                                 Cocoa, Florida                 Kissimmee, Florida            Burlington, Kentucky
                                                 Residental                     Residental                    Retail
                                                 Apartment                      Apartment (48%)               Shopping
                                                 Community                      Community                     Center

Number of units and total                        58 Units                       41 Units
  square feet of units:                          35,712 sq. feet                22,176 sq. feet               97,000 sq. feet

Date investment made:                            10/97                          10/97                         7/97

Principal amount of mortgage
  financing existing at date of
  investment:                                    $1,037,000                     $710,000                      $3,000,000

Contract Investment Price (1):                   $525,150                       $160,500                      $98,000

Cash Reserve:                                    $80,000                        $24,000                       $15,000

Acquisition Fee:                                 $96,500                        $29,500                       $18,000

Total Investment Cost:                           $701,650                       $214,000                      $131,000















--------------------------------------------------------------------------------
Footnote:

(1) Program applied net investment proceeds to acquire record title to property, to provide or acquire subordinated debt secured by property or to redeem limited partnership interests of prior limited partners in limited partnership which owns record title to property or a mortgage debt interest secured by property. For the specific type of investment made, see Table I above and the footnotes thereto.

Note:                 Table VI: ACQUISITION OF PROPERTIES BY PROGRAM
                                      (continued)

                                                 Florida Tax
                                                 Credit Fund II, Ltd.

Name, location, type of
  property:                                      Bear Creek Apartments
                                                 Bartow, Florida
                                                 Residential Apartment
                                                   Community
Number of units and total                        47 Units
  square feet of units:                          34,560 total square feet

Date investment made:                            8/97

Principal amount of mortgage
  financing existing at date of
  investment:                                    $427,346

Contract Investment Price (1):                   $259,000

Cash Reserve:                                    $0

Acquisition Fee:                                 $0

Total Investment Cost:                           $259,000

                                                  Baron Strategic
                                                  Investment Fund IX, Ltd.

Name, location, type of
  property:                                       Crystal Court I Apartments
                                                  Lakeland, Florida
                                                  Residential Apartment
                                                    Community
Number of units and total                         72 Units
  square feet of units:                           43,776 total square feet

Date investment made:                             12/97

Principal amount of mortgage
  financing existing at date of
  investment:                                     $1,216,741

Contract Investment Price (1):                    $289,000

Cash Reserve:                                     $120,000

Acquisition Fee:                                  $120,000

Total Investment Cost:                            $529,000

--------------------------------------------------------------------------------
Footnote:

(1) Program applied net investment proceeds to acquire record title to property, to provide or acquire subordinated debt secured by property or to redeem limited partnership interests of prior limited partners in limited partnership which owns record title to property or a mortgage debt interest secured by property. For the specific type of investment made, see Table I above and the footnotes thereto.

                 Table VI: ACQUISITION OF PROPERTIES BY PROGRAM
                                   (continued)



                 Central Florida Income Appreciation Fund, Ltd.

Name, location, type of
  property:                                      Grove Hamlet Apartments
                                                 Deland, Florida
                                                 Residential Apartment Community

Number of units and total
  square feet of units:                          56 units
                                                 45,504 square feet

Date investment made:                            6/95

Principal amount of mortgage
  financing existing at date of
  investment:                                    $1,400,000

Contract Investment Price (1):                   $725,000

Cash Reserve:                                    $105,000

Acquisition Fee:                                 $28,000

Total Investment Cost:                           $858,000


                       Midwest Income Growth Fund VI, Ltd.

Name, location, type of
  property:                                      Brookwood Way Apartments
                                                 Mansfield, Ohio
                                                 Residential Apartment Community

Number of units and total                        66 units
  square feet of units:                          38,016 total square feet

Date investment made:                            8/96

Principal amount of mortgage
  financing existing at date of
  investment:                                    $1,075,000

Contract Investment Price (1):                   $219,000

Cash Reserve:                                    $90,000

Acquisition Fee:                                 $15,000

Total Investment Cost:                           $304,000




--------------------------------------------------------------------------------
Footnote:

(1) Program applied net investment proceeds to acquire record title to property, to provide or acquire subordinated debt secured by property or to redeem limited partnership interests of prior limited partners in limited partnership which owns record title to property or a mortgage debt interest secured by property. For the specific type of investment made, see Table I above and the footnotes thereto.